EXHIBIT 10.1

                                                                    Common Stock
                                                                Purchase Warrant



                              COMMON STOCK WARRANT

                          Issuance Date: March 12, 2004


         THIS   CERTIFIES   THAT,   for  $10.00  and  other  good  and  valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, WESTPARK CAPITAL, INC. (herein sometimes called the "Holder" ) is entitled to purchase from Kiwa Bio-Tech Products Group Corporation, a Utah corporation (the "Company"), during the period as hereinafter specified, 1,747,000 shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), at a purchase price of $0.20 per share subject to adjustment as described below (the "Exercise Price"), at any time during the six-year period commencing from the issuance date set forth above (the "Effective Date").

         1. The Exercise Price and number of shares of Common Stock issuable upon exercise of this Warrant are each subject to adjustment in accordance with Section 8 hereof.

         2. (a) The rights represented by this Warrant may be exercised at any time within the six (6) year period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price then in effect for the number of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 6 and subparagraphs (b), (c) and (d) of paragraph 7 hereof. The Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The Common Stock and the certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised.

                  (b) Notwithstanding anything to the contrary contained in paragraph 2(a), the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to


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the value  (as  determined  below) of this  Warrant,  or any part  hereof,  upon surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                            X = Y(A-B)
                                                ------
                                                   A

         Where    X =      the number of Shares of Common Stock to be issued to
                           the Holder;

                  Y = the number of Shares of Common Stock to be exercised under this Warrant (the "Shares");

                  A =      the current fair market value of one share of Common
                           Stock;

                  B =      the Exercise Price of the Warrant;


                                    As used herein, current fair market value of
                           Common Stock shall mean with respect to each share of Common Stock the average of the closing prices of the Company's Common Stock sold on the principal national securities exchanges on which the Common Stock is at the time admitted to trading or listed, or, if there have been no sales of any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by NASDAQ, or any similar organization if NASDAQ is no longer reporting such information, either (i) on the date which the form of election is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of
                           (i) or (ii) is greater. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value to be received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

         3. Subject to compliance with all applicable federal and state securities laws. This Warrant may be assigned in whole or in part to any person. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering the


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Warrant for  cancellation at the office or agency of the Company  referred to in paragraph 2 hereof, accompanied by a certificate (signed by an officer of the Holder if the Holder is a corporation) stating that each transferee is a permitted transferee under this paragraph 3; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Common Stock as are purchasable hereunder at such time.

         4. The Company covenants and agrees that all shares of Common Stock which may be issued hereunder will, upon issuance and delivery against payment therefore of the requisite purchase price, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the periods within which the Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         5. The Warrant shall not entitle the Holder to any voting rights or other rights, including without limitation notice of meetings of other actions or receipt of dividends, as a shareholder of the Company.

         6. The Company shall advise the Holder or its permitted transferee, whether the Holder holds the Warrant or has exercised the Warrant or any of the securities underlying the Warrants, by written notice at least twenty (20) days prior to the filing of any new registration statement thereto under the Securities Act of 1933, as amended (the "Securities Act"), or the filing of registration statement under the Securities Act for a public offering of securities, covering any securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), and will, during the six (6) year period from the Effective Date, upon the request of the Holder, include in any such new registration statement (or notification as the case may be) such information as may be required to permit a public offering of, the Common Stock issuable upon the exercise of this Warrant (the "Registrable Securities"). Following any such registration, for so long as this Warrant remains outstanding and to the extent required by the Securities Act, the Company shall file post-effective amendments to the registration statement (or any new registration statement filed by the Company) setting forth or otherwise incorporating certain information contained in the then most recent quarterly report on Form 10-Q or annual report on Form 10-K filed by the Company. The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities pursuant to an effective registration statement, use its best efforts to register and qualify any of the Registrable Securities for sale in such states (i) as such Holder designates and
(ii) with respect to which the Company obtained a qualification in connection with its initial public offering; and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities pursuant to such effective registration statement, all at no expense to the Holder or the Representative (other than sales commissions, underwriting discounts or commissions, or other expenses of such sale).


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         7.       (a)  Whenever   pursuant   to   paragraph  6  a   registration
statement relating to any Common Stock issued upon exercise of (or issuable upon the exercise of any Warrants purchasable under) this Warrant is filed under the Securities Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Securities Act) the Distributing Holder, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Distributing Holder or such controlling person or underwriter for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by any Distributing Holder for use in the preparation thereof and provided further, that the indemnity agreement provided in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder or controlling person of such Distributing Holder from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact, received such preliminary prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Securities Act and the Rules and Regulations thereunder.

                  (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation


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thereof;  and will  reimburse  the  Company  or any such  director,  officer  or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (c) Promptly after receipt by an indemnified party under this paragraph 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph 7.

                  (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement hereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         8. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby this Warrant or outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of shares of Common Stock (or other securities for which such shares of Common Stock have previously been exchanged or converted) subject to this Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Warrant had been exercised by such Holder immediately prior to such date, he would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price hereof immediately prior to such event was $13.78 per Share and the number of Shares comprising the Warrants issuable upon exercise of this Warrant was 200,000, the adjusted Exercise Price immediately after such event would be $6.89 per Common Stock (giving no value to the Warrants included in the Common Stock) and the adjusted number of Shares


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comprising  the Common Stock  issuable  upon  exercise of this Warrant  would be
400,000. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the Exercise Price on a per share basis giving no value to the Warrants included in the Common Stock (the "Per Share Exercise Price") on such record date, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the number of shares of Common Stock then comprising a Common Stock by the Per Share Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock then outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Per Share Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of deliver of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (c) In case the Company shall hereafter distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above, then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the number of shares then comprising a Common Stock by the Per Share Exercise Price in effect immediately prior thereto, multiplied by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection
(e) below), less the fair market value (as determined by the Company's Board of Directors) of said assets, or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (d) Whenever the Exercise Price payable upon exercise of the Warrant is adjusted pursuant to Subsections (a), (b) or (c) above, the number of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Common


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Stock  issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (e) For the purpose of any computation under Subsection (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices of the Common Stock for 30 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or, if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors as set forth in Section 2(b) herein.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which may by reason of this Subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including Warrants issuable upon exercise of the Warrant).

                  (g) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Common Stock issuable upon exercise of the Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any.

                  (h) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of the Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (f), inclusive, above.

         9. This Agreement shall be governed by and in accordance with the laws of the State of California without regard to conflict of laws provision.


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         IN WITNESS  WHEREOF,  KIWA BIO-TECH  PRODUCTS  GROUP  CORPORATION,  has
caused this Warrant to be signed by its duly authorized officers under its corporate seal, and is to be effective as of the Issuance Date first set forth above.


                               KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                               By:         /S/ WEI LI
                                         ---------------------------------------
                               Name:     WEI LI
                                         ---------------------------------------
                               Its:      C.E.O
                                         ---------------------------------------


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                                  PURCHASE FORM

                  (To be signed only upon exercise of Warrant)


         The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by the Common Stock Purchase Warrant dated __________, _____ issued by Kiwa Bio-Tech Products Group Corporation, with respect to ________ shares of Common Stock, and herewith makes payment of $_______ therefore, and requests that the remaining Warrants (if any) and certificates for shares of Common Stock be issued in the name(s) of, and delivered to ________________________, whose address (es) is (are):





Dated:  _____________, _______




                                 By:         ___________________________________

                                 Name:       ___________________________________

                                 Its:        ___________________________________

                                 Address:    ___________________________________


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                                  TRANSFER FORM

                  (To be signed only upon transfer of Warrant)



         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Common Stock represented by the foregoing's Warrant to the extent of __________ shares of Common Stock, and appoints _________________________ attorney to transfer such rights on the books of _________________ ____________, with full power of substitution in the premises.



Dated:  _______________, ____




                                 By:         ___________________________________

                                 Name:       ___________________________________

                                 Its:        ___________________________________

                                 Address:    ___________________________________



In the presence of:





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